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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                          Date of Report: July 21, 2003

                               OUTLOOK GROUP CORP.
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             (Exact name of registrant as specified in its charter)

         Wisconsin                      000-18815              39-1278569
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  (State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)               File Number         Identification No.)

1180 American Drive, Neenah, Wisconsin               54956
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(Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-2333
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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is furnished pursuant to Item 12 of this Report:

         99.1     Outlook Group press release dated July 17, 2003



Item 9.  Regulation F-D Disclosure

         The following information is furnished pursuant to Item 12. Results of Operations and Financial Condition.

On July 17, 2003, Outlook Group Corp. announced its results for fiscal 2003, ended May 31, 2003. A copy of Outlook Group's related press release is furnished to the Commission by attaching it as an exhibit to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 21, 2003                         /s/ Paul M. Drewek
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                                             Paul M. Drewek
                                             Chief Financial Officer






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                                  Exhibit Index

Exhibit Number              Description
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   Ex-99.1                  Press Release dated July 17, 2003



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